Exhibit 99(A)
SPECIAL MEETING OF SHAREHOLDERS OF
PMA CAPITAL CORPORATION
September 21, 2010
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■ 00030300000000000000 8	092110

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AMD 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
	Item 1. To adopt the Agreement and Plan of Merger, dated as of June 9, 2010, by and among Old Republic International Corporation, OR New Corp. and PMA Capital Corporation.	☐	☐	☐
	Item 2. To adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposal to adopt the Agreement and Plan of Merger.	☐	☐	☐

This proxy/voting instruction, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made by a record holder, this proxy/voting instruction will be voted “FOR” Item 1, and “FOR” Item 2. The proxy/voting instruction also covers all shares as to which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company (the “Trustee”) under the PMA Capital Corporation Retirement Savings Plan. If your voting instructions are not received by the proxy tabulator by the Plan Deadline of September 16, 2010 at 11:59 PM Eastern time, you will be treated as directing the Trustee to vote the shares of PMA Capital Corporation common stock allocable to your Plan account in the same proportion as the shares for which the Trustee has received timely direction from other participants of the Plan who do vote, unless to do so would be inconsistent with Title I of the Employee Retirement Income Security Act of 1974.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

1 ■
PMA CAPITAL CORPORATION
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 21, 2010
THIS PROXY/VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS
      The undersigned hereby constitutes and appoints John M. Cochrane and Brad G. Shofran, each or either of them, proxies of the undersigned, with full power of substitution, and each of them is hereby authorized to represent the undersigned and to vote all shares of Class A Common Stock of PMA Capital Corporation (the “Company”) that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania on Tuesday, September 21, 2010 at 10:00 a.m., local time, and at any adjournments thereof.
(Continued, and to be marked, dated and signed on the other side.)

COMMENTS:

■	14475 ■

SPECIAL MEETING OF SHAREHOLDERS OF
PMA CAPITAL CORPORATION
September 21, 2010
PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

■ 00030300000000000000 8	092110

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
	Item 1. To adopt the Agreement and Plan of Merger, dated as of June 9, 2010, by and among Old Republic International Corporation, OR New Corp. and PMA Capital Corporation.	☐	☐	☐
	Item 2. To adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposal to adopt the Agreement and Plan of Merger.	☐	☐	☐

This proxy/voting instruction, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made by a record holder, this proxy/voting instruction will be voted “FOR” Item 1, and “FOR” Item 2. The proxy/voting instruction also covers all shares as to which the undersigned has the right to give voting instructions to Vanguard Fiduciary Trust Company (the “Trustee”) under the PMA Capital Corporation Retirement Savings Plan. If your voting instructions are not received by the proxy tabulator by the Plan Deadline of September 16, 2010 at 11:59 PM Eastern time, you will be treated as directing the Trustee to vote the shares of PMA Capital Corporation common stock allocable to your Plan account in the same proportion as the shares for which the Trustee has received timely direction from other participants of the Plan who do vote, unless to do so would be inconsistent with Title I of the Employee Retirement Income Security Act of 1974.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

1 ■
PMA CAPITAL CORPORATION
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 21, 2010
THIS PROXY/VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS
      The undersigned hereby constitutes and appoints John M. Cochrane and Brad G. Shofran, each or either of them, proxies of the undersigned, with full power of substitution, and each of them is hereby authorized to represent the undersigned and to vote all shares of Class A Common Stock of PMA Capital Corporation (the “Company”) that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at Philadelphia Marriott West, 111 Crawford Avenue, West Conshohocken, Pennsylvania on Tuesday, September 21, 2010 at 10:00 a.m., local time, and at any adjournments thereof.
(Continued, and to be marked, dated and signed on the other side.)

COMMENTS:

■	14475 ■